     P R O S P E C T U S

     May 10, 2002







     NORTHQUEST CAPITAL FUND, INC.
     The  Fund is best suited for investors
     seeking long-term capital appreciation.



     The Securities and Exchange Commission has not approv-ed or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.
































                         NorthQuest Capital Fund, Inc.
                                16 Rimwood Lane
                             Colts Neck, NJ 07722

                                      - 1 -




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                                TABLE OF CONTENTS



   THE FUND'S INVESTMENT OBJECTIVE/GOAL .................................... 3
   PRINCIPAL INVESTMENT STRATEGIES OF THE FUND ............................. 3
   PRINCIPAL RISKS OF INVESTING IN THE FUND
     Who should invest ..................................................... 4
     Who should not invest ................................................. 4
     Temporary Defensive Position .......................................... 4
     Non-diversification Policy ............................................ 5
   RISK/RETURN SUMMARY: FEE TABLE .......................................... 5
   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
     Security Selection Criteria ........................................... 6
     Portfolio Turnover .................................................... 6
   MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
     Investment Adviser .................................................... 6
     Contract Terms ........................................................ 7
     Portfolio Manager ..................................................... 7
   CAPITAL STOCK
     Description of Common Stock ........................................... 8
     Voting Rights ......................................................... 8
   PRICING OF FUND SHARES
     Market Value of Securities ............................................ 8
   PURCHASE OF FUND SHARES
     Initial Investments ................................................... 8
     Subsequent Purchases .................................................. 8
   REDEMPTION OF FUND SHARES
     Endorsement Requirements .............................................. 9
     Redemption Price ...................................................... 9
   IRA ACCOUNTS ............................................................ 9
   DIVIDENDS AND DISTRIBUTIONS
     Reinvestments ......................................................... 10
   TAX CONSEQUENCES
     Tax Distribution ...................................................... 10
   PRIVACY POLICY .......................................................... 11
   WHERE TO GO FOR MORE INFORMATION ........................................ 12





      ACCOUNT APPLICATION FORMS included separately with prospectus.
        Account Application
        IRA Account Applications





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                         THE NORTHQUEST CAPITAL FUND, INC.
                               16 Rimwood Lane
                             Colts Neck, NJ 07722
                     732-892-1057              800-698-5261

PROSPECTUS                                                        May 10, 2002

                          FUND INVESTMENT OBJECTIVE/GOAL
The NorthQuest Capital Fund, Inc.(The Fund) is a new Fund and has no history of operation. The Fund's investment objective is to seek long-term capital appre-ciation by investing exclusively in common stock securities of U.S. issuers ex-cept for those situations discussed in section "Temporary Defensive Positions".

                     PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The Fund will attempt to achieve its goals by searching for companies that:

 a) have earnings and revenues growing sequentially, year to year, and are undervalued.
 b) are in the process of turning around after a period of declining earnings and/or sales.
 c) are under new management, who have a reputation for cutting costs and increasing profitability.

Once these investment strategies have been identified, the six step methodology stated below will be used to select those securities the Investment Adviser (Emerald Research Corporation) will use in recommendation decision making.


1. To determine the value of an individual company the Investment Adviser will calculate the five-year discounted free cash flow. Free cash flow is net income after taxes plus depreciation and amortization minus capital spending and any other expenditures needed by the company to maintain its current position. The discount rate used is the current rate of the 30 year bond. When the discounted Free Cash Flow calculates that an equity is undervalued by 25% or more, the com-pany remains in the selection process.

2. Next, the efficient use of capital is measured by using "Economic Value Added" (EVA). EVA is a mathematical equation which calculates whether or not a company is earning more than its cost of capital. EVA is after-tax operating profit minus cost of capital, which is total capital times the weighted average cost of the company's debt and equity capital. A positive EVA number indicates management is making money for its shareholders.

3. The Investment Adviser will analyse the financial data of an individual com-pany if item 1 shows undervaluation and item 2 is a positve number. Debt, profit margins, return on shareholder equity, consistent growth in revenues and earn-ings, type and viability of business/es, and whether management is competent and credible represent some of the financial information which are examined in de-tail.
4. The last step in this selection process includes a review of current social, political, environmental, and economic trends in the U.S. and abroad. This exam-ination is to determine if any of these trends will have a positive or negative effect on the company. Some of these trends include interest rates, inflation, governmental regulations and policies, judicial decisions, consumer spending, military intervention, capital spending and tax rates. If there are no negative long-term implications associated with these trends, the company is added to the Fund's portfolio.

                                      - 3 -




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5. Each common stock security in the Fund's portfolio is reviewed every 3 months near release of company's quarterly earnings in accordance with steps 1 through 3. A significant deviation that could indicate a negative effect on the long-term future price of a company in the Fund's portfolio or the subsitution of another security offering greater long-term upside potential may lead to the selling of a security in the Fund's portfolio.

6. The Fund may deviate without limitation from five step investment methodology when evaluating companies under new management and/or in the process of turning around their operations. If step 1 is affirmative it will override the conclu-sions of steps 2, 3 and 4. Accordingly, any security purchased by the Fund must meet step 1.
                             SECONDARY GOAL OF FUND
Earning dividend income from common stock securities is a secondary goal.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND
Narrative Risk Disclosure: An investor could lose money in this Fund. The principal risks of investing in this Fund are:
a) changing stock market and economic conditions may cause the Fund's total re-turns to go down as well as up over the short-term and even over long periods of time.
b) the Fund's investment strategies may not prove to be effective.
c) the Fund's Investment Adviser's lack of experience may result in recommenda-tions of securities that cause the Fund to under perform or lose money.
d) there are no assurances that dividend income will be earned from the Fund's investments.
e) large cash positions, that may be used defensively as discussed in the sec-tion 'Temporary Defensive Positions', could prevent the Fund from achieving its stated investment objective of long-term capital appreciation.
f) our 'Non-diversification Policy' that carries the larger risk associated with any one bad security choice or group of securities representing one sector of the economy as compared to the risk if we were more diversified by holding more securities.
g) periods of declining stock market prices may cause investing in common stock securities by the public to fall out of favor, thereby causing the Fund to under perform or lose money.
h) the Fund has no history of operations.
i) the Fund's Investment Adviser has no experience in advising a registered investment company, such as the Fund.

Who should invest: This Fund is best suited for disciplined long-term investors who want to invest in a concentrated portfolio of companies that will hopefully exceed the S&P 500 average annual rate of return over a five year period. The Fund's portfolio will benefit those investors who desire low portfolio turnover and tax efficiency.

Who should not invest: This Fund is not recommended for investors who are short-term oriented and not tolerant to the Fund's daily price fluctuations. The Fund is not suited for investors seeking more diversification of the Fund's assets. Those looking for current income will find earning dividend income is a second-ary consideration.

Temporary Defensive Position: The Fund may increase its cash position by in-vesting in short-term debt securities (BBB or better), high-grade commercial paper (AA or better), and/or obligations of the U.S. government and its agencies to preserve capital during such times that periods of falling common stock prices are expected. These defensive decisions made by the Adviser to pro-tect capital may prevent the Fund from achieving its stated investment objective of long-term capital appreciation.

Risk/Return Bar Chart and Table:  The Fund has not provided a risk/return chart
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or table because it has been in existence for less than a year, but after it has been in existence for a calendar year it will provide the chart and table. It should be noted that any past performance of the Fund that will be shown will not be an indication of future results.

Non-diversification Policy: The Fund is non-diversified which means that it may invest a relatively high percentage of its assets in a limited number of secur-ities in any industry or group of industries. As a result, the Fund's perform-ance may be more susceptible to an individual company in its portfolio. The Fund seeks only enough diversification in its security selections to maintain its federal non-taxable status under Sub-chapter M of the Internal Revenue Code.
See section "TAX CONSEQUENCES" on page 10 of the prospectus for information about what level of Sub-chapter M is required of the Fund.

                         RISK/RETURN SUMMARY: FEE TABLE

                          Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
       Maximum Sales charge(Load) Imposed on Purchases               None
       Maximum Deferred Sales Charge(Load):                          None
       Maximum Sales Charge(Load) on Reinvested Dividends:           None
       Redemption Fees:                                              None
       Exchange Fees:                                                None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
        Management Fees:                                             1.00%
        Distribution <and/or Service> (12b-1) Fees:                  None
        Other Expenses: *                                            1.75%
        Gross Expenses:                                              2.75%
        Investment Adviser Fee Reimbursement:                        -.75%
        Net Annual Fund Operating Expenses:                          2.00%

* The Other Expenses of the Fund are based on estimated amounts for the cur-rent fiscal year. Any expenses that exceed 2% per year of the averaged total net assets of the Fund will be paid by the Investment Adviser. The Investment Adviser Fee Reimbursement is in the Investment Advisory Contract made by and between the Fund and Investment Adviser. The Investment Adviser Fee Reimbursement, which will remain in effect in perpetuity, can only be terminated by the Fund and the Fund will not reimburse the Adviser for start up expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000. in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating ex-penses remain the same. Although your actual costs may be lower, based on these assumptions your costs would be:

                            One Year    Three Years
                              $203          $627

     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
                              Investment Objectives:
The Fund seeks long-term capital appreciation by investing exclusively in common stock securities of U.S. issuers except for those situations discussed in section "Temporary Defensive Positions". The strategy is explained in detail in the section " Principle Investment Strategies of the Fund " in this propsectus.
                                      - 5 -



                          Principal Investment Strategies
Security Selection Criteria: As stated in the section "Principal Investment Strategies of the Fund' on page 3, common stock security selections recommended by our Investment Adviser include companies with earnings and revenues growing sequentially, year to year, and are undervalued. The Fund may also invest in companies which are in the process of turning around after a period of declining earnings and/or sales. In this regard, the Investment Adviser may recommend companies under new management, which have a reputation for cutting costs and increasing profitability.

Portfolio Turnover Policy: The Fund's turnover rate is expected to be about 20% or less wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly port-folio value of the Fund during such period. We desire low turnover rates because we can reduce brokerage expenses and shareholder capital gains taxes. However, as stated in the " Principal Risks of Investing in the Fund " section, it would only be in exceptional circumstances or an unanticipated portfolio holdings' situation beyond the Fund's control that this turnover rate would be exceeded.

                                    Risks
See section " Narrative Risk Disclosure " on page 4 as to the risks that may cause an investor to lose money in the Fund.

                       MANAGEMENT, ORGANIZATION AND CAPITAL
                                    STRUCTURE
                                   Management
Investment Adviser: The Emerald Research Corp. (ERC) is a New Jersey corporation and will act as the Investment Adviser to the Fund. ERC has no prior experience in advising a registered investment company, such as the Fund. The address of ERC is: 2160 Hwy. 88, Brick, NJ, 08724. Peter J. Lencki is the President, direc-tor and officer of the Investment Adviser and is also President of the Fund. ERC is owned by Peter J. Lencki (85%) and Walter A. Lencki (15%). Both men are also officers and owners of Emerald Auto Parts and Supply, Inc., a 33 year old pri-vate automotive parts aftermarket company and trustees of the Emerald Auto Parts and Supply Profits Sharing Plan.

ERC has furnished investment advice for the past five years to the NorthPoint Capital LLP, a private Investment Partnership with 75 partners and $850,000 in net assets. ERC provided a continuous review of the portfolio and would recom-mend to the Partnership when and to what extent securities should be purchased or sold.

The Investment Adviser will provide the following services to the Fund:
1. Continuous review of the Fund's portfolio.
2. Recommend to the Fund when and to what extent which securities the Fund should purchase or sell according to the Fund's investment methodology.
3. Pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser.
4. Pay the initial organizational costs of the Fund and reimburse the Fund for any and all losses incurred because of purchase reneges (That is, when a shareholder or prospective shareholder fails to make payment for purchase of Fund shares).
5. Act as the Fund's transfer agent by handling all share purchases and redemptions.

On August 10, 2001 the Directors of the Fund approved a management and advi-sory contract with ERC. This Agreement will continue on a year to year basis provided that approval is voted on at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of Directors of the Fund who are neither parties to the agreement or interested persons as defined in the Investment Company Act of 1940
                                      - 6 -



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at a meeting called for the purpose of voting on such approval.

Contract Terms: Under the Agreement, the EMC will furnish investment direction on the basis of an ongoing review using the appropriate methodology to determine when and what securities will be purchased or disposed by designated Fund per-sonnel. The Agreement may be terminated at any time, without payment of penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the EMC. In the event of its assignment, the Agreement will terminate automatically. Ulti-mate decisions as to the investment policy and as to individual purchases and sales of securities are made by the Fund's officers and directors. For these services, the Fund has agreed to pay a fee of 1% per year on the net assets of the Fund. This fee is computed on the average daily closing net asset value of the Fund and is payable monthly. ERC will absorb sufficient expenses to hold the total expenses of the Fund to equal to or less than 2% per year of the averaged total net assets.

ERC has a contract with the Fund wherein it is required to follow the investment strategy of the Fund in managing the portfolio and to pay salaries of those Fund employees who may be officers or directors or employees of the Investment Advis-er. All custodial, registrar or transfer fees, if any, will be borne by the In-vestment Adviser except printing and postage. The Fund pays all other expenses, including fees and expenses of directors not affiliated with the advisor; legal and accounting fees, interest, taxes, brokerage commissions, record keeping and the expenses of operating its offices. ERC has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges such as a shareholder not forwarding a check to buy shares or a shareholder's check that fails to clear. ERC will pro-vide transfer agent services to the Fund as described in the SAI.

Portfolio Manager: Peter J. Lencki is the portfolio manager of The NorthQuest Capital Fund. He has over 5 years of day-to-day operational experience in run-ning a private investment Partnership, NorthPoint Capital LLP. The Partnership consists of 75 partners and $850,000 in net assets. The strategy used by Mr. Lencki to run the Partnership is identical to the Fund's strategy, detailed in the section "Principle Investment Strategies of the Fund" in this prospectus Mr. Lencki intends to devote at least 50% of his 6 day work week time to man-agement of the Fund's portfolio. His contribution of effort will gradually in-crease to full time if and when the Fund's total net assets rise to over 5 mil-lion dollars. Mr. Lencki holds a Bachelor of Arts degree in Political Science from Seton Hall University in New Jersey.

Custody of Investments: The Fund will operate under rule 17f(2) of the Investment Company Act of 1940. Therefore, the securities and similar invest-ments of the Fund will be maintained in the custody of the Fund. The Fund's securities and similar investments will be in the Fund's corporate name held in a safe-deposit at Fleet Bank, 501 Arnold Avenue, Point Pleasant Beach, NJ 08742. A Board Resolution by the Board of Directors gives Fleet Bank the authority to hold the Fund's securities. The Resolution also designates three officers of the Fund, Peter J. Lencki, Walter A. Lencki and Mary E. Lencki to have access to the Fund's certificates. A log containing date, time, withdrawal or deposit, the title and amount of securities and transaction number will be maintained of all security certificate and similar investment certificate move-ments. All transactions will be documented on forms that will be placed in the safe-deposit, held on file at the corporate office and sent to a "non-interest-ed" director for review. One signature is required to deposit securities into the safe-deposit and two for withdrawal. Such securities and similar invest-ments shall be examined by an independent accountant at least three times dur-ing each fiscal year. The Fund's officers have no prior custody arrangement experience. However, the Fund has purchased Fidelity Bond coverage in an amount sufficient to insure the custodial activites of the Fund's officers.
                                      - 7 -



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Legal Proceedings: As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund or Investment Adviser in any capacity whatsoever.

                               CAPITAL STOCK
Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of NorthQuest Capital common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares are issued in book format (no certificates) and are fully paid and non-assessable.

Voting Rights: Each holder of the Fund's shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

                              PRICING OF FUND SHARES
When and How do We Price: The net asset value of the Fund's shares is determined as of the close each business day the New York Stock Exchange is open (presently 4:00p.m.) Monday through Friday exclusive of President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas & New Years Day. The net asset value is the price of each share and is determined by dividing the value of the Fund's securities, plus any cash and other assets less all liabili-ties, excluding capital surplus, by the number of shares outstanding.

Market Value of Securities: The market value of securities held by the Fund that are listed on a national exchange and/or over the counter markets is determined to be the last recent sale price on such exchange or market. Securities that have not recently traded are valued at the last bid price in such market. The fair value of securities for which current market quotations are not readily available will be evaluated as determined in good faith by the Fund's Board of Directors. Zero Coupon Bonds and U.S. Government Treasury Notes are priced at the current bid price at 3 p.m. Eastern time as quoted by our current brokerage firm, Charles Schwab & Co., Inc.

                           PURCHASE OF FUND SHARES
The offering price of shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section "Pricing of Fund Share ". The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applica-tions when, in the judgement of managment such termination or rejection is in the best interest of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund. For the convenience of investors, an Account Application, is included in every request for a Prospectus. To receive this information call 1-800-698-5261 or write to:
                             NorthQuest Capital Fund, Inc.
                                   16 Rimwood Lane
                                Colts Neck, NJ  07722
To open an account send a signed, completed application and check or money order to the above address. The minimum initial purchase of shares is $1,000 which is due and payable 3 business days after the purchase date. Less may be accepted under special circumstances such as custodian accounts and those investors making regular additional investments.

Subsequent Purchases: Subsequent purchases may be made by mail or phone and are due and payable three business days after the purchase date. Telephone privi-
                                      - 8 -



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leges to purchase or sell Fund shares are given to those shareholders that indicate the selection of "Telephoned Instructions" on the Fund's application form. The minimum is $100. but less may be accepted under special circumstances.

Fractional Shares: Fractional shares to five decimal places are offered by the Fund.

                             REDEMPTION OF FUND SHARES
Endorsement Requirements: The Fund will only issue book entry shares and will redeem all or any part of the shares of any shareholder that tenders a request for redemption. Proper guaranteed endorsement, also known as a signature guaran-tee, either by a national bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management such as a rela-tive, friend or long-term acquaintance. A signature guarantee is an assurance by the above mentioned financial institutions that a signature and person who signed the signature are the same individual. To sell Fund shares send written instructions, signed by shareholder(s) with the proper signature guarantee to:
                            NorthQuest Capital Fund, Inc.
                                   16 Rimwood Lane
                                Colts Neck, NJ  07722
Redemption Price: The redemption price is the net asset value per share next de-termined after notice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset value per share at the time of redemp-tion and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

Redemption Payment: Payment by the Fund will be made no later than 7 business days after tender. However, the Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Com-mission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind. It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution. Shareholders would also have continuing market risk by holding these securities. The Fund does not intend to issue in kind re-demptions using illiquid securities.

                                   IRA ACCOUNTS
Individual Retirement Accounts (IRA) are available to eligible individuals. These tax-deferred accounts allow participants to earn interest, dividends or capital gains without taxation until a future date, such as your retirement date or a withdrawal. Some or all of your IRA contributions may be tax deductible in certain IRA accounts depending on your annual income and if your employer has a retirement plan. Withdrawals from these accounts made before the age of 59 1/2 and/or a nonqualifying account (such as a participant's annual contribu-tion exceeding the maximum limit of $3000. for 2002) are generally subject to regular income tax and additional penalty tax. Investors should seek advice from their accountant and/or legal counsel before establishing an individual retire-ment account. Account application forms, plan specific information, and instruc-tions are enclosed with the Fund's prospectus. The Fund offers the following
IRA type plans and IRA account transfers:

       * Traditional or Regular IRA             * Education IRA
       * Roth IRA                               * SEP-IRA
       * Spousal IRA,                           * Rollover IRA
       * Payroll Deduction Plan                 * IRA Asset Transfer
                                      - 9 -




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To receive IRA information see section "Initial Investments" in the prospectus.

                              IRA Trustee & Custodian
Delaware Charter Guarantee & Trust Company, conducting business as Trustar Retirement Services, has agreed to act as trustee for the Fund's IRA plans and ERC will provide investment and custodial services for the Fund's IRA accounts.

                                    IRA Fees
There are no annual account maintenance fees, transfer fees or custodial fees concerning any NorthQuest Capital Fund IRA accounts.

                           DIVIDENDS AND DISTRIBUTIONS
Reinvestments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholders at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distribution, if any to such shareholder in cash.

                                  TAX CONSEQUENCES
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and real-ized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a " regulated investment company " under Sub-Chapter M, at least 90% of the Fund's income must be de-rived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding compamy subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of the Fund's earnings after taxes would still be taxable as received by shareholders.

Tax Distribution: The Fund's distributions (capital gains & dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. Distri-bution of any long-term capital gains realized by the Fund in 2002 will be taxa-ble to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordin-ary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. This may be considered a return of capital, but the dividend is still subject to federal income and state taxes.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulation. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number Provided is correct and that you are not currently subject to back-up withholding.

                            DISTRIBUTION ARRANGEMENTS

The Fund is a truly no-load Fund in that investors in the Fund pay no purchase or sales fees and no 12b-1 fees.


                                 PRIVACY POLICY
Regulation S-P: The U.S. Securities and Exchange Commission has adopted a reg-ulation regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This regulation states that financial institutions such as the Fund must provide the shareholder with this notice of the Fund's privacy poli-cies and practices on an annual basis. The following items (A & B) detail the Fund's policies and practices:

A. Information We Collect - Information we receive from you on application or forms include; your name, address, social security number or tax ID number, W9 status, phone number and citizenship status. Information about your transactions with us include; your account number, account balances and transaction histories.

B. The Fund's Disclosure Statement - We only disclose personal information about any current or former shareholder of the Fund as required by law.
    And, since we handle regular transactions internally the number of employees that even see your information is limited. We also require all of the Fund's brokers, and our Investment Adviser that acts as the Fund's transfer agent to adopt the regulations of Regulation S-P, as specified above by the Fund.

                        WHERE TO GO FOR MORE INFORMATION

You will find more information about The NORTHQUEST CAPITAL FUND, INC. in the following documents:

Statement of Additional Information (SAI) - The Statement of Additional Infor-mation contains additional and more information about the Fund.

Annual and Semi-annual Reports - The Find will issue to its shareholders semi-annual and audited annual reports. The Fund's fiscal year ends December 31st.

In addition, a discussion of the Fund strategies and market conditions that significantly affected the Fund's performance during its last fiscal year will be in the annual report.

THERE ARE TWO WAYS TO GET A COPY OF ONE OR MORE OF THE DOCUMENTS DESCRIBED ABOVE

1. Call or write for one, and a copy will be sent without charge within three business days of receipt of the request.

                        THE NORTHQUEST CAPITAL FUND, INC.
                                 16 Rimwood Lane
                               Colts Neck, NJ 07722
                                 1-800-698-5261

2. You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the Securities and Exchange Commission at 1-800-SEC-0330 for room hours and operation. You may also obtain Fund in-formation by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609.

  Please contact the Fund at the above address or by its toll free number if you wish to request other information and/or make shareholder inquiries.

                      WHY YOU SHOULD READ THIS PROSPECTUS

In this prospectus we present the objectives, risks and strategy of the Fund. The Prospectus is designed to aid you in deciding whether this is one of the right investments for you. We suggest that you keep it for future reference.


          NORTHQUEST CAPITAL FUND, INC.  SEC file number 811-10493

                        The NORTHQUEST CAPITAL FUND, INC.
                                 16 Rimwood Lane
                              Colts Neck, NJ 07722
                                  732-892-1057
                                  800-698-5261



                                    Part B
                      STATEMENT OF ADDITIONAL INFORMATION
                                 May 10, 2002


This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated May 10, 2002. To obtain the Prospectus, you may write the Fund or call either of the telephone numbers that are shown above.



                               TABLE OF CONTENTS
      THE FUND HISTORY................................................. 2
      DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS
           Classification ............................................. 2
           Investment Strategies and Risks ............................ 2
           Fund Policies .............................................. 2
           Temporary Defensive Position & Portfolio Turnover .......... 3
      MANAGEMENT OF THE FUND
           Board of Directors ......................................... 3
           Management Information ..................................... 3
           Compensation and Sales Load ................................ 4
      CODE OF ETHICS .................................................. 4
      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
           Control Persons ............................................ 4
           Principal Holders .......................................... 4
           Management Ownership ........... ........................... 4
      INVESTMENT ADVISORY AND OTHER SERVICES
           Investment Adviser ......................................... 4
           Services Provided by, and Fees Paid to,
               the Investment Adviser ................................. 4
           Principal Underwriter ...................................... 5
           Third Party Payments & Service Agreements .................. 5
           Other Investment Advice .................................... 5
           Dealer Reallowances and Other Services ..................... 5
      BROKERAGE ALLOCATIONS AND OTHER PRACTICES
           Brokerage Transactions ..................................... 5
           Commissions ................................................ 5
           Brokerage Selection ........................................ 5
           Directed Brokerage and Regular Broker-Dealers .............. 5
      CAPITAL STOCK AND OTHER SECURITIES .............................. 6
      PURCHASE, REDEMPTION, AND PRICING OF SHARES
           Purchase of Shares ......................................... 6
           Offering Price and Redemption in Kind ...................... 6
      TAXATION OF THE FUND ............................................ 6
      UNDERWRITERS OF THE FUND ........................................ 6
      FINANCIAL STATEMENTS
           Independent Auditor's Report ............................... 7
           Statement of Assets & Liabilities .......................... 8
           Notes to Financial Statements .............................. 9

                                  FUND HISTORY
The NorthQuest Capital Fund, Inc. (also referred to as the "Fund") was incor-porated in New Jersey on January 3, 2001. The Fund's registered office is in Colts Neck, NJ. Mail may be addressed to 16 Rimwood Lane, Colts Neck, NJ 07722.


            DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


                                 Classification
The Fund is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks
All investment strategies and risks are discussed in the prospectus. No addi-tional strategies and risks exist to be discussed here. Accordingly, all of the Fund's investment strategies are principal investment strategies.


                                  Fund Polices
Investment Restrictions: Investment restrictions were selected to aid in main-taining the conservative nature of the Fund. These investment restrictions are the Fund's fundamental investment policies and therefore may not be changed ex-cept by the approval of a majority of the outstanding shares; i.e. A) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities, are present or represent-ed by proxy, or B) of more than 50% of the outstanding voting securities, which-ever is less.
Under the Fund's fundamental investment policies the Fund may not:
 a) Change Fund's Investment Objectives.
 b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
 c) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
 d) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
 e) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
 f) Invest in companies for the purpose of acquiring control.
 g) Purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
 h) Pledge, mortgage or hypothecate any of its assets.
 i) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
 j) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
 k) Issue senior securities.
 l) Underwrite securities of other issuers.
 m) Invest over 35% of its assets at the time of purchase in any one industry.

                Temporary Defensive Position & Portfolio Turnover

The Fund follows the portfolio management methodolgy with no exceptions other than those considered to be minor that are discussed in the section "Principal Investment Strategies of the Fund" on page 3 of the Prospectus.


                             MANAGEMENT OF THE FUND

                               Board of Directors
Shareholders meet annually to elect all members of the Board of Directors, se-lect an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors holds ultimate responsibility for running the Fund, including the valuation of the Fund's portfolio securities and the pricing of Fund shares. The Board appoints officers to run the Fund and select an In-vestment Advisor to provide investment advice ( See Investment Adviser, pg. 6 of the Prospectus ). It plans to meet four times a year to review Fund progress and status.

                              Management Information
Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Name and Address       Position                 Principal Occupation Past 5 Yrs.

Peter J. Lencki  *     President                 Portfolio Manager/Gen. Partner
16 Rimwood Lane                                  NorthPoint Capital LLP
Colts Neck, NJ         Age 46                    Colts Neck, NJ


Walter A. Lencki *     Treasurer                 President/Owner
6 Mystic Court                                   Emerald Auto Parts
Bayville, NJ           Age 70                    & Supply, Inc, Brick, NJ
                       Father of Peter J. Lencki


Mary E. Lencki   *     Secretary                 Treasurer/Owner
16 Rimwood Lane        Wife of Peter J. Lencki   Emerald Auto Parts
Colts Neck, NJ         Age 43                    & Supply, Inc, Brick, NJ


Robert S. Keesser      Non-Interested            Asst. Regional Manager
11 Woodmere Court      Director                  NGK Spark Plug Company
Barnegat, NJ           Age 39                    Irvine, CA


John G. Padovano       Non-Interested            Sole proprietor/Consultant to:
34 Horseshoe Court     Director                  Production Services LLC
Colts Neck, NJ         Age 52                    Packaging Industry
                                                 Hillside, NJ

Robert R. Thompson     Non-Interested            Vice-President/Owner
81 Galloping Hill Rd.  Director                  Thompson & Co.
Colts Neck, NJ         Age 46                    Automotive Parts Warehouse
                                                 Union, NJ
Footnote:
* Directors of the Fund are considered "Interested persons", as defined in the Investment Company Act of 1940, because these individuals are affiliated with the Investment Adviser.
                                      - 3 -

Compensation and Sales Load: No compensation, pension or retirement benefits will be paid to directors and/or officers of the Fund at present time and none are presently contemplated. But this may be changed in the future by the Board of Directors at their discretion. The Fund does not compensate officers and directors that are affiliated with the Investment Adviser except as they benefit through payment of the Advisory fee. There are no sales loads whatsoever.

                                 CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 code of ethics under the Investment Company Act of 1940 and in order to protect against certain unlawful acts, prac-tices and courses of business by certain individuals or entities related to the NorthQuest Capital Fund, Inc. (the "Fund"), the Fund and ERC have adopted a Code of Ethics and procedures for implementing the provisions of the code. The per-sonnel of the Fund and Investment Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.


                  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                  Control Persons
As of the start up of this Fund, Mr. Bernard B. Klawans is the person who con-trols the Fund. Peter and Walter Lencki may be deemed contol persons.

                                 Principal Holders
Major Shareholders: Bernard Klawans, an independent investor, has purchased $100,000 worth of the Fund's shares for start up and investment. At this time, Mr. Klawans owns 100% of the Fund.

                                Management Ownership
The percentage of the Fund's equity securities owned by all officers and dir-ectors of the Fund as a group is less then 1% of the Class. But once the Fund goes public all officers and directors will each be required to own a minimum of 100 Fund shares.

                        INVESTMENT ADVISORY AND OTHER SERVICES
                                Investment Adviser
Emerald Research Corporation has been selected by the Board of Directors at a meeting on August 10, 2001 to be the Investment Adviser to the Fund. It was formed on 3/08/96 and is currently owned and controlled by Messrs Peter and Walter Lencki, officers and directors, and affiliates of the Fund, to offer in-vestment advice to NorthPoint Capital LLP, a private investment partnership with 75 accounts and $850,000 in assets. Peter Lencki, President of ERC, owns 85% of the Investment Adviser. Walter Lencki, an investor in ERC, owns 15% of ERC shares. Mary Lencki, the Fund's Secretary, is affiliated with the Investment Adviser because she is the spouse of Peter Lencki.


         Services Provided by, and Fees Paid to, the Investment Adviser
The Investment Adviser is responsible for furnishing investment direction advice to Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed. See section "Investment Adviser" in prospectus. The Investment Adviser will act as the dividend paying agent but tax forms, checks and postage are supplied by the Fund. ERC has an agreement with the Fund to pay the Fund's start up expenses and to absorb sufficient expenses to hold the total expenses of the Fund to equal to or less than 2% per year of the averaged total net as-sets of the Fund. The advisory fee paid by the Fund is 1% per year of the aver-aged total net assets of the Fund. This fee is computed daily and is payable monthly.

                             Principal Underwriter
Please see the section " UNDERWRITERS OF THE FUND " on page 6 of this Part B Statement of Additional Information.

                            Other Service Providers
ERC will act as the Fund's transfer agent and dividend-paying agent. ERC will not receive compensation from the Fund for these services. The principal address of ERC is 2160 Hwy. 88, Brick, NJ, 08724.

The Fund is self-custodian of the Fund's investments and does its own accounting subject to Sanville & Company for all audit procedures. The principal address of Sanville & Company is 1514 Old York Road, Abington, PA, 19001.

                      Third-Party Payments & Service Agreements
There are no third-party payments of any kind or service agreements with any or-ganization or individual other than the Investment Adviser as described in the previous paragraph.

                              Other Investment Advice
There is no individual or organization that receives remuneration from the Investment Adviser or the Fund for providing investment advice except brokers that receive competitive commissions on the purchase and sale of securities for the Fund's portfolio.

                      Dealer Reallowances and Other Services
There are no dealer reallowances, Rule 12b-1 plans, paid advertising, compensa-tion to underwriters or broker-dealers, sales personnel or interest, carrying or other finance charges. The Fund does send Prospectuses when it receives unsolic-ited requests.

                      BROKERAGE ALLOCATION AND OTHER PRACTICES

                              Brokerage Transactions
The Fund requires all brokers to affect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price.

                                    Commissions
The Fund has no fixed policy, formula, method, or criteria which it uses in al-locating brokerage business based on commission charges. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid semi-annually.

                                 Brokerage Selection
The Board of Directors has approved permission for the President of the Fund to place buy and sell orders for the Fund securities based on recommendations from the Portfolio Manager. The President may select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analyses, corporate reports, or other forms of assistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have re-duced expenses of the Adviser. The Fund will not pay higher brokerage commis-sions for soft dollar credits.

                     Directed Brokerage and Regular Broker-Dealers
The Fund and Investment Adviser receives unsolicited solicitations and litera-ture from many brokers. The Fund selects brokers based on competitive commission rates and transaction services rendered. At this time the Fund will not be mak-ing principal transactions with broker-dealers.
                                      - 5 -

                          CAPITAL STOCK AND OTHER SECURITIES
Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of NorthQuest Capital common stock of .001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format are fully paid and non-assessible.

Voting Rights: Each holder of the Fund's shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

                      PURCHASE, REDEMPTION, AND PRICING OF SHARES
                                   Purchase of Shares
Offers or sales of Fund shares may not occur until a prospectus is delivered to prospective offerees or purchasers. Investors may only purchase Fund shares after receipt of a current prospectus and by filling out and submitting an ap-plication supplied by the Fund. See section " Purchase of Fund Shares " in the prospectus for more information.

                         Offering Price and Redemption in Kind
The Fund always trades at the net asset value. That means that the offering and redemption prices always are the same. Details about the offering price are given in the section " Pricing of Fund Shares " on page 8 of our Prospectus. Redemption in kind is discussed in the section " Redemption of Fund Shares " on page 9 of Fund's Prospectus. The following price-make-up sheet, as of November 13, 2001, shows how the Fund calculates the daily total offering price per unit.

                      NORTHQUEST CAPITAL FUND PRICING FOR 11/13/01 *
# of      Sec  Price   Value   Accru  Accru  Accru  Tot Value  Accum      Day Mo
shares           Sec    Sec     Div    Int    Exp    of Sec    Fund Value  Ct
--------------------------------------------------------------------------------
100000. Fleet   0.0    100,000. .00   2.73    .00  100,002.73  100,002.73  1  11
     0. MgmFee  0.0        .00  .00    .00    .00         .00  100,002.73  1  11
 10000. Fund   10.0003     .00  .00    .00    .00         .00  100,002.73  0  11

THE NET ASSET VALUE PER SHARE
....         10.0003
TOTAL NUMBER OF SHAREHOLDERS
NUMBER OF ITEMS=    1

* At this time there are no common stock securities in the Fund's investment portfolio.

Abbreviations and names provided in the price-make-up sheet:
Sec=Security; Accru=Accrual; Div=Dividend; Int=Interest; Exp=Expense; Tot=Total; Accum=Accumulated; Day Ct=Day Count; Mo=Month; Fleet=Fleet Bank savings account; MgmFee=Management Fee of Investment Adviser; Fund=NorthQuest Capital Fund, Inc.

                                 TAXATION OF THE FUND
Taxation of the Fund is discussed in the section " Tax Consequences " on page 9 of the Fund's Prospectus.

                               UNDERWRITERS OF THE FUND
The Fund has no underwriter because the Fund sells its shares directly to the public.

                                    TRANSFER AGENT
The Fund's Investment Adviser, ERC, acts as the Fund's transfer agent which re-cords all Fund share purchases and redemptions on Fund premises. There are no
                                      - 6 -
employee charges for these services, but the Fund is charged for supplies and postage. Stock certificates will not be issued because of the chance of loss and the accompaning costs of reissue indemnification. All shareholder holdings are maintained in book form. The Fund has computer hardware and software, which are provided and managed by ERC, to run the Fund's daily operations. All data is backed up and stored in secure locations. ERC has no prior experience acting as a transfer agent, including providing computerized accounting services to a registered investment company, such as the Fund.


                              FINANCIAL STATEMENTS
                          Independent Auditor's Report
                                 Initial Audit


                               SANVILLE & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS
                               1514 Old York Road
                               Abington, PA 19001
                                 (215) 884-8460
                               Fax (215) 884-8686


                          INDEPENDENT AUDITOR'S REPORT



To the Shareholder and Board of Directors of the NorthQuest Capital Fund, Inc.

        We have audited the accompanying statement of assets and liabilities of NorthQuest Capital Fund, Inc. (the "Fund") as of November 13, 2001. This statement of assets and liabilities is the responsibility of the Fund's manage-ment. Our responsibility is to express an opinion on this financial statement based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the state-ment of assets and liabilities is free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statement. An audit also includes assessing the ac-counting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the net assets of NorthQuest Capital Fund, Inc. as of November 13, 2001, in conformity with accounting prin-ciples generally accepted in the United States of America.




Abington, Pennsylvania                           /s/ Sanville & Company
November 19, 2001, except Note 4                  Certified Public Accountants
 as to which date is, December 21,2001

                          NORTHQUEST CAPITAL FUND, INC.
                       Statement of Assets and Liabilities
                                November 13, 2001





   ASSETS
    Cash                                                           $ 100,000



   LIABILITIES                                                         -
                                                                   _________

         Net Assets                                                $ 100,000
                                                                   =========


   Capital stock, $0.001 par value: 500,000,000
    shares authorized; 10,000 shares issued and outstanding        $ 100,000
                                                                   =========

   Net asset value per share (based on 10,000 shares of
    capital stock issued and outstanding)                          $   10.00
                                                                   =========

























    The accompanying notes are an integral part of this financial statement.

                         NORTHQUEST CAPITAL FUND, INC.
                         Notes to Financial Statement
                               November 13, 2001





1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Organization: NorthQuest Capital Fund, Inc. (the "Fund") is a non-diversi-fied regulated investment company and was incorporated in the State of New Jersey on January 3, 2001. The Fund is authorized to issue 500,000,000 shares of common capital stock. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in U.S. issuers of common stock securities. The Fund has had no operations to date other than matters relating to its organizational matters and the sale of 10,000 shares of its common stock to its original shareholder, Bernard Klawans on November 13, 2001.

    Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expen-ses during the year. Actual results could differ from these estimates.


2.  INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with Emerald Research Corporation ("the Advisor"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. The Advisor will also serve as transfer agent to the Fund. Under the terms of the agreement, the Fund will pay the Advisor a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.

    Under the terms of the agreement if the aggregate expenses of the Fund are equal to or greater than 2% of the Fund's net assets the Advisor will re-imburse the Fund for these expenses.


3.  ORGANIZATIONAL EXPENSES

    The Advisor has agreed to absorb all initial organizational expenses of the Fund.

4.  FEDERAL INCOME TAXES

    The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distri-bute all of its taxable income to its shareholders. The distributions to shareholders will be recorded on the ex-dividend date.